EXHIBIT 10.3

EIGHTH COMMITMENT AMENDMENT TO

LOAN SALE AND SERVICING AGREEMENT

THIS EIGHTH COMMITMENT AMENDMENT TO LOAN SALE AND SERVICING AGREEMENT (this “Eighth Amendment”), dated as of April 6, 2018, is entered into by and among BRFC-Q 2010 LLC, a Delaware limited liability company, as seller (the “Seller”), Quorum Federal Credit Union, a federally chartered credit union, as buyer (the “Buyer”), Vacation Trust, Inc., a Florida Corporation, as Club Trustee (the “Club Trustee”), U.S. Bank National Association, a national banking association, as custodian and paying agent (the “Custodian”), Bluegreen Vacations Corporation, a Florida corporation, as servicer (the “Servicer”), and Concord Servicing Corporation, an Arizona corporation, as backup servicer (the “Backup Servicer”).

RECITALS

WHEREAS, the Buyer, the Seller, the Servicer and the Backup Servicer have previously entered into that certain Loan Sale and Servicing Agreement, dated as of December 22, 2010, as amended by that certain Omnibus Amendment, dated as of May 3, 2011, that certain Omnibus Amendment No. 2, dated as of June 30, 2015, and that certain Omnibus Amendment No. 3, dated as of June 30, 2016, and as further amended by that certain First Commitment Amendment, dated as of March 1, 2012, that Second Commitment Amendment, dated as of January 31, 2013 that Third Commitment Amendment dated as of April 1, 2014, that Fourth Commitment Amendment, dated as of November 1, 2014, that Fifth Commitment Amendment, dated as of December 23, 2014, that Sixth Commitment Amendment, dated as of July 1, 2015, that Seventh Commitment Amendment, dated as of September 1, 2016, and that First General Amendment, dated as of April 1, 2014 (as may be amended, supplemented or restated from time to time, the “Loan Sale and Servicing Agreement”).

WHEREAS, Standard Definitions are attached to the Loan Sale and Servicing Agreement at Annex A (the “Standard Definitions”).

WHEREAS, the parties hereto desire to modify the Loan Sale and Servicing Agreement as set forth in this Eighth Amendment.

WHEREAS, capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Sale and Servicing Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendment of Standard Definitions. The following definition shall replace the corresponding definition in the Standard Definitions:

“Commitment Period” shall mean the period commencing on January 1, 2018 and continuing until June 30, 2020.

“Commitment Purchase Period” shall mean the period commencing on January 1, 2018 and continuing until September 30, 2018.

"Facility Termination Date" shall mean the first date following December 31, 2032, on which, if all Net Investment Amounts for all Sale Date Loan Pools sold by the Seller to the Buyer pursuant to the Agreement have not previously been reduced to zero, all Net Investment Amounts for all Sale Date Loan Pools sold by the Seller to the Buyer pursuant to the Agreement shall be reduced to zero pursuant to Section 4.3(a) of the Agreement or by sale or otherwise.

2. Choice of Law and Venue. This Eighth Amendment shall be construed in accordance with the internal laws of the State of New York.

3. Binding Effect. This Eighth Amendment shall inure to the benefit of and be binding upon the parties to this Eighth Amendment and their successors and assigns.

4. Counterpart Execution.  This Eighth Amendment may be executed in counterpart, and any number of copies of this Eighth Amendment which in the aggregate have been executed by all parties to this Eighth Amendment shall constitute one original.

5. Time is of the Essence. Time is of the essence in the performance of the obligations in this Eighth Amendment.

6. No Third Party Beneficiary. No third party shall be a beneficiary hereof.

[Signatures Appear on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment as of the date set forth above.

THE BUYER:	QUORUM FEDERAL CREDIT UNION
By: /s/ Bruno Sementilli
Bruno Sementilli,
President and CEO

THE SELLER:	BRFC-Q 2010 LLC
By: /s/ Allan J. Herz
Allan J. Herz
President and Assistant Treasurer

THE SERVICER:	BLUEGREEN VACATIONS CORPORATION
By: /s/ Anthony M. Puleo
Anthony M. Puleo
Executive Vice President, CFO & Treasurer

THE BACKUP SERVICER:	CONCORD SERVICING CORPORATION
By: /s/ Sonja M. Yurkiw, Esq.
Sonja M. Yurkiw, Esq.
Vice President & General Counsel

THE CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian and Paying Agent hereunder
By: /s/ Timothy Matyi
Timothy Matyi
Vice President

THE CLUB TRUSTEE:	VACATION TRUST, INC., as Club Trustee
By: /s/ Constance G. Dodd
Constance G. Dodd
President, Treasurer and Secretary

________________________ Allan J. Herz President and Assistant Treasurer